SECURITIES AND EXCHANGE COMMISSION


           Washington, D.C. 20549


                 FORM 8-K


               CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE
     SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  March 19, 1999


                          RESMED INC.
     (Exact name of Company as specified in its charter)


           Delaware                   0-26038            98-0152841
   (State or other jurisdiction    (Commission       (IRS Employer
     of incorporation)              File Number)     Identification No.)


     10121 Carroll Canyon Road, San Diego, California  92131-1109
               (Address of principal executive offices)            (Zip Code)


       Company's telephone number, including area code:  (619) 689-2400


                                      N/A
     (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     On March 19, 1999 ResMed Inc. (the "Company") executed the First Amendment to Rights Agreement (the "First Amendment"), which amended in certain respects the Rights Agreement between the Company and American Stock Transfer & Trust Company, dated as of April 23, 1997 (the "Rights Agreement"). The First Amendment, among other things, eliminates provisions in the Rights Agreement that would have required certain actions to be taken only by "Continuing Directors." A copy of the First Amendment is attached hereto as
Exhibit 4.1 and is incorporated herein by reference. The foregoing discussion is qualified in its entirety by reference to the First Amendment and the Rights Agreement.
At the Company's annual meeting of stockholders on November 6, 1998 the Company's stockholders approved an Amendment to the Company's Certificate of Incorporation. A copy of the Company's Certificate of Incorporation, as amended, is attached hereto as Exhibit 3.1.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) and (b) Financial Statements and Pro Forma Financial Information

               None

          (c)     Exhibits

               3.1.     Certificate of Incorporation, as amended.

               4.1. First Amendment to Rights Agreement, dated as of March 19, 1999, between ResMed Inc. and American Stock Transfer & Trust Company, as Rights Agent.

     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RESMED INC.



Date:  March 31, 1999                    By: /S/ PETER C FARRELL
                                             _________________________________
                                             Peter C. Farrell, President

Exhibit 3.1 CERTIFICATE OF INCORPORATION, AS AMENDED


                          CERTIFICATE OF INCORPORATION
                                      OF
                         RESCARE MEDICAL SYSTEMS LTD.
     The undersigned, being of legal age, in order to form a corporation under and pursuant to the laws of the State of Delaware, do hereby set forth as follows:

     FIRST:     The name of the corporation is
                         Rescare Medical Systems Ltd.

     SECOND: The address of the initial registered and principal office of this corporation in this state is c/o United Corporate Services, Inc., 15 East North Street, in the City of Dover, County of Kent, State of Delaware 19901 and the name of the registered agent at said address is United Corporate Services, Inc.

THIRD:        The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the corporation laws of the State of Delaware.

     FOURTH:    The  corporation  shall  be  authorized to issue the following shares:



Class   Number of Shares  Par Value
------  ----------------  ----------

COMMON        10,000,000  $      .01



     FIFTH:  The name and address of the incorporator are as follows:



NAME         Address
-----------  ----------------------------

Ray A. Barr  10 Bank Street
             White Plains, New York 10606

     SIXTH:        The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and stockholders:

     (1) The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

(2) The Board of Directors shall have power without the assent or vote of the stockholders:

     (a) To make, alter, amend, change, add to or repeal the By-Laws of the corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

     (b) To determine from time to time whether, and to what times and places, and under what conditions the accounts and books of the corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

     (3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest or, for any other reason.

(4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

     SEVENTH: No director shall be liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the corporation's directors to the corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time. The corporation shall indemnify to the fullest extent permitted by Sections 102(b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the corporation the power to indemnify.

EIGHTH:          Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

NINTH:          The  corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

     IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this thirtieth day of March, 1994.


                                                               /s/ RAY A. BARR
                                                     _________________________
                                                     Ray A. Barr, Incorporator

                          CERTIFICATE OF CORRECTION

                                    OF THE

                         CERTIFICATE OF INCORPORATION

                                      OF
                         RESCARE MEDICAL SYSTEMS LTD.


     ResCare Medical Systems, Ltd., a corporation organized and existing under and by virtue of the General Corporation Law of Delaware, in order to correct its Certificate of Incorporation, hereby certifies that:
1.     The name of the corporation is
                         RESCARE MEDICAL SYSTEMS LTD.

     2. A Certificate of Incorporation was filed by the Secretary of State of Delaware on March 31, 1994 and was forwarded for recording in the office of the Recorder of Deeds of Kent on March 31, 1994, and said Certificate requires correction as permitted by Section 103(f) of the General Corporation Law of the State of Delaware.

3.          The  inaccuracy  or  defect of said Certificate to be corrected as
follows:    a  paragraph  "TENTH",  relating  to the super-majority of voting, should be added after Paragraph "NINTH".

4.     Paragraph "TENTH" of the Certificate is added to read as follows:
"In addition to any affirmative vote required by law, any merger or consolidation of the Corporation shall require the affirmative vote of the holders of at least 90% of the outstanding shares of Common Stock of the Corporation. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise."

IN WITNESS WHEREOF, the undersigned Incorporator has hereunto set his hand this 8 day of April, 1994.

                                                     By: /s/RAY S. BARR
                                                         _____________________
                                                         Incorporator

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                         RESCARE MEDICAL SYSTEMS LTD.


     The undersigned, being the President and Secretary of ResCare Medical Systems, Ltd., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), pursuant to Section 242 of the General Corporation Law of the State of Delaware, do hereby certify:
FIRST:     The name of the Corporation is RESCARE MEDICAL SYSTEMS LTD.

SECOND:        The Certificate of Incorporation was filed in the Office of the
Secretary of State of the State of Delaware on March 31, 1994, and was amended by a Certificate of Correction filed in the Office of the Secretary of State of the State of Delaware on April 11, 1994.

THIRD: This Certificate of Amendment and the amendments to the Certificate of Incorporation of the Corporation set forth herein have been duly approved, adopted, certified, executed and acknowledged in accordance with Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:          The Certificate of Incorporation of the Corporation is hereby amended so as to change the authorized capital stock of the Corporation from Ten Million (10,000,000) shares of Common Stock, having a par value of one cent ($.01) per share, to Fifteen Million (15,000,000) shares of Common Stock, having a par value of $.01 per share, and to authorize a newly created class of preferred stock. Accordingly, Article Fourth is hereby deleted in its entirety and the following is substituted therefor:

FOURTH:   a) The Corporation shall be authorized to issue the following shares of capital stock:



CLASS            NUMBER OF SHARES              PAR VALUE
---------------  ----------------------------  ----------

Common Stock     Fifteen Million (15,000,000)  $      .01
Preferred Stock  Two Million (2,000,000)       $      .01


     b) The designations and powers, preferences and rights, and the qualifications or restrictions thereof are as follows:
     The Preferred Stock shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series; the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative; the redemption price or prices for the particular series; the voting powers for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment of such conversion rights; and to classify or reclassify any unissued shares by fixing or alerting from time to time any of the foregoing rights, privileges and qualifications.
All shares of Preferred Stock of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all Preferred Stock shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.

     FIFTH: The Certificate of Incorporation is hereby further amended so as to delete in its entirety Article "TENTH" providing for the requirement that certain corporate transactions be approved by the holders of at least 90% of the outstanding shares of Common Stock.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment of Certificate of Incorporation on the 13th day of March, 1995, and affirms that the statements contained herein are true under the penalty of perjury.

                                                   /s/ PETER C. FARRELL
                                                   ___________________________
                                                   Peter C. Farrell, President


                                                    /s/ WALTER FLICKER
                                                    _________________________
                                                    Walter Flicker, Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF
                         RESCARE MEDICAL SYSTEMS LTD.


     The undersigned, being the President and Secretary of ResCare Medical Systems Ltd., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), pursuant to Section 242 of the General Corporation Law of the State of Delaware, do hereby certify:
FIRST:  The name of the Corporation is RESCARE MEDICAL SYSTEMS LTD.

SECOND: The Certificate of Incorporation was filed in the Office of the Secretary of State of the State of Delaware on March 31, 1994, and was amended by a Certificate of Correction filed in the Office of the Secretary of the State of Delaware on April 11, 1994, and by a Certificate of Amendment filed March 13, 1995.

THIRD: This Certificate of Amendment and the amendments to the Certificate of Incorporation of the Corporation set forth herein have been duly approved adopted, certified, executed and acknowledged in accordance with Section 242 of the General Corporation Law of the state of Delaware.

FOURTH: The Certificate of Incorporation of the Corporation is hereby amended so a to change the name of the Corporation to ResMed Inc. According, Article FIRST of the Certificate of Incorporation is hereby deleted in its entirety and the following is substituted therefor:

FIRST:  The name of the Corporation is ResMed Inc.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment of Certificate of Incorporation on the 6th day of April, 1995, and affirms that the statements contained herein are true under the penalty of perjury.

                                                   /s/ PETER C. FARRELL
                                                   ___________________________
                                                   Peter C. Farrell, President


                                                    /s/ WALTER FLICKER
                                                    _________________________
                                                    Walter Flicker, Secretary

                          CERTIFICATE OF CORRECTION
                                      OF
                         THE CERTIFICATE OF AMENDMENT
                                      OF
                       THE CERTIFICATE OF INCORPORATION
                                      OF
                                 RESMED INC.


     The undersigned, being the President and Secretary of ResMed Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), in order to correct its Certificate of Incorporation, hereby certify that:
1.     The name of the Corporation is ResMed Inc.

2 A certificate of Amendment of the Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on March 13, 1995, and said Certificate requires correction as permitted by Section 103(f) of the General Corporation Law of the State of Delaware. The inaccuracy or defect of said Certificate to be corrected is as follows: Such Certificate of Amendment amended and restated Article Fourth of the Certificate of Incorporation increasing the number of authorized share of Common Stock of the Corporation and authorizing a new class of Preferred Stock, and should be corrected to provide further for a change in the par value of the Common Stock.

3. Article Fourth of the Certificate of Incorporation is hereby corrected to read as follows:

FOURTH:   a) the Corporation shall be authorized to issue the following shares of Capital Stock:



CLASS            NUMBER OF SHARES              PAR VALUE
---------------  ----------------------------  ----------

Common Stock     Fifteen Million (15,000,000)  $     .004
Preferred Stock  Two Million (2,000,000)       $      .01


     b) The designations and powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

     The Preferred Stock shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series; the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative; the redemption price or prices for the particular series; the voting powers for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment of such conversion rights; and to classify or reclassify any unissued shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.
All shares of Preferred Stock of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all Preferred Stock shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.

4. Each currently issued and outstanding share of Common Stock, par value $.01 per share, of the Corporation is hereby changed, on a one for two and one-half basis, into two and one-half issued and outstanding shares of Common Stock, par value $.004 per share, of the Corporation.

IN WITNESS WHEREOF, the undersigned, being the President and Secretary of the Corporation have executed this Certificate of Correction on the 28th day of April, 1995 and affirm that the statements contained herein are true under the penalty of perjury.

                                                   /s/ PETER C. FARRELL
                                                   ___________________________
                                                   Peter C. Farrell, President


                                                    /s/ WALTER FLICKER
                                                    _________________________
                                                    Walter Flicker, Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                                 RESMED INC.,
                            A DELAWARE CORPORATION
     ResMed Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (this "Corporation"), DOES HEREBY CERTIFY:
1. The Corporation desires to and does hereby amend its Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on March 31, 1994, corrected by Certificate of Correction on April 11, 1994, subsequently amended on March 13, 1995 and April 6, 1995 and corrected by Certificate of Correction on May 2, 1995 (collectively the "Certificate of Incorporation"), as hereinafter provided.

2. That the Board of Directors of this Corporation, acting pursuant to the authority of Section 141(f) of the General Corporation Law of the State of Delaware, adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of this Corporation. The resolution setting forth the proposed amendment is as follows:
"NOW, THEREFORE, BE IT RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing Article Fourth thereof so that, as amended, Article Fourth shall read in its entirety as follows:

     FOURTH:          a)      The Corporation shall be authorized to issue the
following shares of Capital Stock:



Class            Number of Shares  Par Value
---------------  ----------------  ----------
Common Stock           50,000,000  $    0.004
Preferred Stock         2,000,000  $     0.01


     b) The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:
     The Preferred Stock shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board of Directors; and in such resolution or resolutions providing for the issuance of shares of each particular series, the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series; the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative; the redemption price or prices for the particular series; the voting powers for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment of such conversion rights; and to classify or reclassify any unissued shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

All shares of Preferred Stock of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all Preferred Stock shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.
Upon the filing in the Office of the Secretary of State of the State of Delaware of this Amendment to the Certificate of Incorporation, each currently issued and outstanding share of Common Stock, par value $0.004 per share of the Corporation shall be converted into two (2) shares of validly issued, fully paid and non-assessable Common Stock, par value $0.004 per share of the Corporation, and at the close of business on such date, each holder of record of Common Stock shall, without further action, be and become the holder of one additional share of Common Stock for each share of Common Stock held of record immediately prior thereto."

     3. This Amendment of the Certificate of Incorporation was duly adopted by the holders of a majority of the issued and outstanding shares of the Common Stock of the Corporation, par value $0.004 per share, in accordance with the provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware at the annual meeting of the Stockholders.

IN WITNESS WHEREOF the undersigned has caused this Certificate of Amendment to be duly executed as of the 6th day of November, 1998.

                                              RESMED INC.,
                                              a Delaware corporation





                                               By: /s/ PETER C. FARRELL
                                                   ___________________________
                                                   Peter C. Farrell, President

                       CERTIFICATE OF DESIGNATIONS

                                      OF

                SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                      OF

                                 RESMED, INC.

                       (PURSUANT TO SECTION 151 OF THE
                      DELAWARE GENERAL CORPORATION LAW)

                        _____________________________

     RESMED, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on April 15, 1997.

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

Series A Junior Participating Preferred Stock:

Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 150,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; PROVIDED, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2.  Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.004 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section  3.    Voting  Rights.   The holders of shares of Series A Preferred
Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

     (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the

Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

     (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section  5.    Reacquired  Shares.    Any shares of Series A Preferred Stock
purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made
(1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series A Preferred Stock.

Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chairman of the Board, President and Chief Executive Officer and attested by its Vice President, US Operations and Secretary this 30th day of October, 1998.

                                      /S/ PETER C. FARRELL
                                      ________________________________________
                                      Peter C. Farrell, Chairman of the Board,
                                      President and Chief Executive Officer
Attest:

/S/ WALTER FLICKER
__________________
Walter Flicker, Vice President, US Operations
and Secretary

Exhibit 4.1 FIRST AMENDMENT TO RIGHTS AGREEMENT


FIRST AMENDMENT TO RIGHTS AGREEMENT

     FIRST AMENDMENT, dated as of March 19, 1999 ("First Amendment"), to Rights Agreement dated as of April 23, 1997 (the "Rights Agreement"), between ResMed Inc. (the "Company"), and American Stock Transfer & Trust Company (the "Rights Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement.

WHEREAS, the Company and the Rights Agent previously entered into the Rights Agreement; and

WHEREAS, pursuant to Section 26 of the Rights Agreement, the Company and the Rights Agent may from time to time supplement or amend any provision of the Rights Agreement in accordance with the terms of such Section 26.

NOW, THEREFORE, in consideration of the foregoing premises and mutual agreements set forth in this Amendment, the parties hereby amend the Rights Agreement as follows:

     1. The first proviso of Section 1.3(ii) of the Rights Agreement is hereby amended to (a) delete the words "prior to such Person's becoming an Acquiring Person" and substitute therefor the words "has approved such agreement and determined that such Person shall not be deemed to be the beneficial owner of such securities within the meaning of this Section 1.3" and (b) delete the words "such agreement has been approved by" and substitute therefor the words "prior to such Person's becoming an Acquiring Person".

2.     Section 1.7 of the Rights Agreement is hereby deleted in its entirety.

3. The second sentence of Section 1.11 of the Rights Agreement is hereby amended to (a) add the words "prior to the time that any Person has become an Acquiring Person and" after the word "determines," and before the word "after" and (b) delete the words "; provided, however, that there must be Continuing Directors then in office and any such determination shall require the concurrence of a majority of such Continuing Directors".

4. The second sentence of Section 3.1 of the Rights Agreement is hereby amended and restated in its entirety as follows:
"The preceding sentence notwithstanding, prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board of Directors of the Company may select pursuant to this sentence), the Board of Directors of the Company may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii)."

5. The following sentence is hereby inserted after the second sentence of Section 3.1 of the Rights Agreement:

"Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1."

     6. Section 7.1 of the Rights Agreement is hereby amended to delete the words "Section 11.1.3" and substitute therefor the words "Section 11.1.2".

7. Section 11.1.2 of the Rights Agreement is hereby amended and restated in its entirety as follows:
 "Subject to Sections 23.1 and 27 of this Agreement, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Rights Agreement, such number of Common Shares as shall equal the result obtained by
(x) multiplying the then current Purchase Price by the then number of one one-hundredths of a Preferred Share for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the current per share market price of the Common Shares (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the "Adjustment Shares"); PROVIDED, HOWEVER, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13, then only the provisions of Section 13 shall apply and no adjustment shall be made pursuant to this Section 11.1.2; PROVIDED, FURTHER, that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment pursuant to Section 11.6 hereof. Notwithstanding the foregoing, upon the occurrence of a Trigger Event, any Rights that are or were acquired or beneficially owned by (1) an Acquiring Person or any Associate or Affiliate thereof, (2) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either
(A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, shall become void, and any holder (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Rights Agreement or otherwise. Any

Right  Certificate  issued  pursuant  to  Section  3  or  Section  22 that represents Rights beneficially owned by: (1) an Acquiring Person or any Associate or Affiliate thereof, (2) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any
Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and any Right Certificate issued pursuant to Section 6, 7.4 or 22 or this Section 11 upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain the following legend (PROVIDED, HOWEVER, that the Rights Agent shall not be responsible for affixing such legend unless it has actual knowledge as to the foregoing circumstances or the Company has notified the Rights Agent in writing thereof):

THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE HELD OR HAVE BEEN HELD BY A PERSON WHO IS OR WAS AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON OR A NOMINEE THEREOF. THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY HAVE BECOME NULL AND VOID AS SPECIFIED IN SECTION
11.1.2 OF THE RIGHTS AGREEMENT.

The Company shall use all reasonable efforts to insure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to any Acquiring Person or its Affiliates, Associates or transferees hereunder."

     8. The last sentence of Section 11.4.1 of the Rights Agreement and the penultimate sentence of Section 11.4.2 of the Rights Agreement are hereby amended, in each case, by deleting the words ", by a majority of the Continuing Directors then in office, or if there are no Continuing Directors".

9. The last sentence of Section 11.4.1 of the Rights Agreement is hereby amended to add the words "or if on any such date the Security is not so quoted and no such market maker is making a market in the Security" after the word "traded" and before the word "current".

10. The penultimate sentence of Section 11.4.2 of the Rights Agreement is hereby amended to add the words "or if on any such date neither the Common Shares nor the Preferred Shares are so quoted and no such market maker is making a market in either the Common Shares or the Preferred Shares" after the word "traded" and before the word "current".

11. Section 11.6 of the Rights agreement is hereby amended to (a) delete the words "through 11.3, inclusive" and substitute therefor the words "11.2, 11.3, 11.5, 11.8, 11.9 and 11.13"; and (b) delete the words "and 13" and substitute therefor the words ", 13 and 14".

12. Section 11.14 of the Rights agreement is hereby amended to (a) add the words "earlier of the Shares Acquisition Date or" after the word "the" and before the word "Distribution"; and (b) delete the words "or Section 26" and substitute therefor the words ", Section 26 or Section 27".

13. Section 13.2 of the Rights Agreement is hereby amended to (a) delete the words "in the event" and substitute therefor the words "upon the consummation" (b) add the words "of the type described in clause (A), (B) or
(C)  of  Section  13.1"  after  the  word  "transaction" and before the word
"involving".

14. The second sentence of Section 21 of the Rights Agreement is hereby amended to add the words "Following the Distribution Date," before the words "The Company".

15. The penultimate sentence of Section 21 of the Rights Agreement is hereby amended to add the words ", following the Distribution Date," after the word "and" and before the word "mail".

16. The second sentence of Section 22 of the Rights Agreement is hereby amended and restated in its entirety as follows:

"In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; PROVIDED, HOWEVER, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof."

     17. Section 23.1 of the Rights Agreement is hereby amended and restated in its entirety as follows:

     "23.1   Right to Redeem.  The Board of Directors of the Company may, at
its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"), and the Company may, at its option, pay the Redemption Price in Common Shares (based on the "current per share market price," determined pursuant to Section 11.4, of the Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish."

     18. Section 24 of the Rights Agreement is hereby amended to add the words "earlier of the Shares Acquisition Date and the" after the word "the" and before the word "Distribution".

19. Section 26 of the Rights Agreement is hereby amended by deleting clause (ii) of the second sentence thereof in its entirety, renumbering clause
(iii) of the second sentence to (ii), adding the word "or" immediately prior to the new clause (ii) and deleting the words "or Redemption Date" and substituting therefor the words "pursuant to the second sentence of Section 3.1" in the proviso.

20. Section 34 of the Rights Agreement is hereby inserted in its entirety as follows:

     "Section  34.     Determination and Actions by the Board of Directors.
The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the
Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors of the Company in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights."

     21. The fourth paragraph of Exhibit B to the Rights Plan ("Form of Right Certificate) is hereby amended and restated in its entirety as follows:

     "Subject to the provisions of the Agreement, the Board of Directors may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $.01 per Right or (ii) exchange Common Shares for the Rights evidenced by this Certificate, in whole or in part."

     22. Clause (ii) of the second paragraph of Exhibit C to the Rights Plan (SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES), is hereby amended to add the words "or such later date as may be determined by the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person" after the word "days" and before the word "following".

23. The first sentence of the third paragraph of Exhibit C to the Rights Plan (SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES), is hereby amended and restated in its entirety as follows:

     "The Rights Agreement provides that until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Common Shares."

     24. The tenth paragraph of Exhibit C to the Rights Plan (SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES), is hereby amended to (a) delete the words "close of business on the tenth day following the first date of public announcement that a Person has become an Acquiring Person" and replace them with the words "time that an Acquiring Person has become such" and (b) delete the second and third sentences in their entirety.

25. The eleventh paragraph of Exhibit C to the Rights Plan (SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES), is hereby deleted in its entirety.

26. The thirteenth paragraph of Exhibit C to the Rights Plan (SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES) is hereby amended to delete the words "to shorten or lengthen any time period under the Rights Agreement (so long as, under certain circumstance, a majority of Continuing Directors approve such shortening or lengthening)".

27. This First Amendment shall be effective as of the date hereof and, except as expressly set forth herein, the Rights Agreement shall remain in full force and effect and be otherwise unaffected hereby.

28. This First Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all such counterparts shall together constitute one and the same document.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.
RESMED INC.


                                         By: /S/ PETER C. FARRELL
                                         _____________________________________
                                         Name:  Peter C. Farrell
                                         Title:     President


                                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                       By: /S/ HERBERT J. LEMMER
                                       _______________________________________
                                       Name: Herbert J. Lemmer
                                       Title:     Vice President